SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

|X| Filed by the Registrant

|_| Filed by a Party other than the Registrant

Check the appropriate box:

|_| Preliminary Proxy Statement         |_|      Confidential, For Use of the
                                               Commission Only (as permitted by
|X| Definitive Proxy Statement                        Rule 14a-6(e)(2))

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FLAG Financial Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of   securities  to  which   transaction
          applies:__________________

     (2)  Aggregate   number   of   securities   to   which   transaction
          applies:_________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction: _____________________

     (5) Total fee paid: _______________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:  ____________________

     (2) Form, Schedule or Registration Statement no.:  __________________

     (3) Filing Party:  ____________________________________________

     (4) Date Filed:  ________________________________

                           FLAG FINANCIAL CORPORATION



                                    NOTICE OF
                               1998 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT

                     [FLAG FINANCIAL CORPORATION LETTERHEAD]





                                                  April 10, 1998


Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of FLAG Financial Corporation to be held at the Company's headquarters, located at 101 North Greenwood Street, LaGrange, Georgia, on Wednesday, May 13, 1998 at 2:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we also will report on the operations of the Company and First Federal Savings Bank of LaGrange, a wholly-owned subsidiary of the Company during the past year, and the directors and officers of the Company and the Bank will be present to respond to appropriate questions from shareholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and promptly return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.
                                                 Sincerely,


                                                 /s/ John S. Holle

                                                 John S. Holle
                                                 Chairman of the Board

                           FLAG FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 13, 1998


     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Shareholders of FLAG Financial Corporation (the "Company") will be held at the Company's headquarters, located at 101 North Greenwood Street, LaGrange, Georgia, on Wednesday, May 13, 1998 at 2:00 p.m., local time, for the purposes of:

    (1)      Electing three directors of the Company;

    (2) Amending the Company's 1994 Employees Stock Incentive Plan, as described in Proposal 2.

    (3) Ratifying the appointment of Porter Keadle Moore,LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and

    (4) Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to matters (1) through (3) above is set forth in the attached Proxy Statement. Shareholders of record at the close of business on April 3, 1998 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                         By Order of the Board of Directors.

                                         /s/ Patti S. Davis

                                         Patti S. Davis
                                         Secretary

LaGrange, Georgia
April 10, 1998

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                           FLAG FINANCIAL CORPORATION

                                    _________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1998

                                 ______________

     This Proxy Statement is furnished to the shareholders of FLAG Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders of the Company and at any adjournments or postponements thereof
(the "Annual Meeting"). The Annual Meeting will be held on Wednesday, May 13, 1998 at 2:00 p.m. local time at the Company's headquarters, located at 101 North Greenwood Street, LaGrange, Georgia

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is April 10, 1998.

                                     VOTING

General

     The securities that can be voted at the Annual Meeting consist of common stock of the Company, $1.00 par value per share ("Common Stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is April 3, 1998 (the "Record Date"). On the Record Date, 3,049,274 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote) will be used.

     In accordance with Georgia law (under which the Company is organized) and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, abstentions and "broker non-votes" will have no effect. The proposal to amend the Company's 1994 Employees Stock Incentive Plan (Proposal 2) and the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 3), will be approved if the votes cast favoring each proposal exceed the votes cast opposing such proposal, provided a quorum is present. As a result, abstentions and "broker non-votes" will have no effect.

Proxies

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to the three proposals on the accompanying proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the three director nominees named in Proposal 1, "FOR" the amendment to the Company's 1994 Employee Stock Incentive Plan as described in Proposal 2 and "FOR" the ratification of the Board's selection of independent accountants as described in Proposal 3. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Patti S. Davis, the Secretary of the Company, at 101 North Greenwood Street, LaGrange, Georgia 30240; by executing and delivering to Ms. Davis a proxy card bearing a later date; or by voting in person at the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Stock Ownership

     As of December 31, 1997, the 15 directors and executive officers of the Company beneficially owned 286,304 shares, equal to 14.06%, of the Common Stock of the Company. See Note (1) on page 6 for the definition of "beneficial ownership." For information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1997 by each of the Company's directors and director nominees and certain executive officers, see "Proposal 1 - Election of Directors - Information Regarding Nominees and Continuing Directors."

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of 12 members who shall be divided into three classes as nearly equal in number as possible. The directors in each class are elected by the shareholders for a term of three years or until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class of either three or four directors is elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Dr. A. Glenn Bailey, Kelly R. Linch, and J. Daniel Speight, Jr. will expire, and the Board of Directors has nominated each of these three individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a three-year term which will expire at the 2001 Annual Meeting of Shareholders. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to re-elect Dr. A. Glenn Bailey, Kelly R. Linch, and J. Daniel Speight, Jr. as directors of the Company for a three-year term expiring at the 2001 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Information Regarding Nominees and Continuing Directors

     The following table sets forth certain information regarding the three nominees for director, as well as the seven incumbent directors whose terms as directors will continue following the Annual Meeting. Except as otherwise indicated, each of the named persons has been engaged in his present principal occupation for more than five years. Stock ownership information is as of December 31, 1997.

              PERSONS NOMINATED FOR ELECTION TO SERVE AS DIRECTORS
                  UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS


                                                                                           Shares of Company
                                                                                          Stock Beneficially
                                                                                            Owned (Percent
           Name                                 Business Information                        of Class)(1)(2)

Dr. A. Glenn Bailey          Dr.  Bailey is a physician  and surgeon in LaGrange and is            54,890
                             a  director,  and  from  1980 to 1989  was  President,  of            (2.69%)
                             Clark-Holder  Clinic,  a LaGrange  medical clinic.  He has
                             been  a  director  of  First   Federal   Savings  Bank  of
                             LaGrange,  a  wholly-owned  subsidiary of the Company (the
                             "Bank"),  since 1982 and a director of the  Company  since
                             1994.  Dr. Bailey is 63.

Kelly R. Linch               Mr. Linch is owner of Linch's,  Inc.,  a retail  appliance            33,290
                             and  electronics   store  in  LaGrange.   He  has  been  a            (1.63%)
                             director  of the Bank  since  1986 and a  director  of the
                             Company  since 1994.  Mr.  Linch also is a director of Key
                             Distributors of Georgia, Inc.  Mr. Linch is 55.

J. Daniel Speight, Jr.(3)    Mr.  Speight  served as Chief  Executive  Officer and as a             0(4)
                             director  of  Middle  Georgia  Bankshares,  Inc.  ("Middle              (*)
                             Georgia")  from  1989 to  March  31,  1998,  and has  been
                             President,  Chief  Executive  Officer,  and a director  of
                             Citizens  Bank since 1984.  Mr.  Speight is currently  the
                             President,  Chief Executive Officer, and a director of the
                             Company.  Mr. Speight is 41.



                                 DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING
                                                  OF SHAREHOLDERS

                                                                                         Shares of Company
                                                                                         Stock Beneficially
                                                                                          Owned (Percent
           Name                                 Business Information                      of Class)(1)(2)

H. Speer Burdette, III       Mr.   Burdette   is   an   owner,    director   and   Vice             9,307
                             President/Treasurer  of J.K.  Boatwright & Co.,  P.C.,  an              (*)
                             accounting  firm  located  in  LaGrange.  He  has  been  a director  of the Bank  since  1993 and a  director  of the
                             Company since 1994.  Mr. Burdette is 45.

John S. Holle                Mr. Holle has served as Chairman of the Board,  President,            32,913
                             Chief  Executive  Officer  and a director  of the  Company            (1.61%)
                             since 1993,  and he has been  President,  Chief  Executive
                             Officer  and  a  director  of  the  Bank  since  1985  and
                             Chairman  of the Board of the Bank since 1990.  Mr.  Holle previously  served in various  other  executive  positions with the Bank after  joining the Bank in 1972.  Mr.  Holle also has been  Chairman of the Board and  President of the
                             Bank's   wholly-owned   subsidiary,    Piedmont   Mortgage
                             Service, Inc., since 1986.  Mr. Holle is 47.

John W. Stewart, Jr.         Mr.  Stewart  is an  owner,  Chairman  of  the  Board  and            13,014
                             President of Stewart Wholesale Hardware Company, a                      (*)
                             wholesale  grocery and hardware  business in LaGrange.  He has been a director  of the Bank since 1982 and a director of the Company since 1994.  Mr. Stewart is 63.

Robert W. Walters            Mr.  Walters  retired in March 1996 as owner and  director            86,581
                             of The Mill  Store,  Inc.,  a retail  and  contract  floor            (4.24%)
                             covering  business in LaGrange.  He has been a director of the Bank since 1982 and a director  of the  Company  since
                             1994.  Mr. Walters is 65.



                DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING
                                 OF SHAREHOLDERS


                                                                                              Shares of Company
                                                                                             Stock Beneficially
                                                                                               Owned (Percent
           Name                                 Business Information                           of Class)(1)(2)
Patti S. Davis(3)            Ms.  Davis served as Executive  Vice  President  and Chief             0(5)
                             Financial  Officer  of Middle  Georgia  from 1994 to March              (*)
                             31,  1998.  Ms. Davis has been Senior Vice  President  and
                             Chief  Financial  Officer of Citizens Bank since 1990. Ms.
                             Davis  currently  serves  as  Senior  Vice  President  and
                             Secretary of the Company.  Ms. Davis is 41.

Fred A. Durand, III          Mr. Durand is  President,  Chief  Executive  Officer and a            11,900
                             director  of  Durand-Wayland,   Inc.,  a  manufacturer  of              (*)
                             produce  sorting  and  spray  equipment.  He  has  been  a director  of the  Bank  since  1990  and  director  of the
                             Company since 1994.  Mr. Durand is 56.

James W. Johnson             Mr.  Johnson is owner and President of McCranie  Motor and             0(6)
                             Tractor  Company,  Inc.,  a retail  seller of tractors and              (*)
                             implement  equipment.  He is the  former  Chairman  of the
                             Board of Middle  Georgia and currently  serves as director of Taylor Regional Hospital in Hawkinsville,  Georgia, and
                             Rock Tenn Corporation.  Mr. Johnson is 56.



                    NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO
                              NOMINEES OR DIRECTORS

                                                                                             Shares of Company
                                                                                              Stock Beneficially
                                                                                                Owned (Percent
           Name                                 Business Information                           of Class)(1)(2)
Ellison C. Rudd              Mr.  Rudd  has  served  as  Chief  Financial  Officer  and            22,839
                             Treasurer  of the Company  since 1994.  In  addition,  Mr.            (1.12%)
                             Rudd served as  Executive  Vice  President  of the Company from 1994  until  March 31,  1998,  when he became  Senior
                             Vice  President  of the  Company.  Mr.  Rudd has also been
                             Executive  Vice President of the Bank since 1993 and Chief
                             Financial  Officer and  Treasurer  of the Bank since 1989, when he joined the Bank as a Vice  President.  Mr. Rudd is
                             53.

All directors and                                                                                  286,304
executive officers as a                                                                           (14.06%)
group (15 persons)

________________
(*)  Less than one percent.

     (1) Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after December 31, 1997 upon the exercise of outstanding stock options. Shares which may be acquired upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced in Note (2) below.

     (2) The shares shown  include,  with regard to Dr.  Bailey,  23,370  shares owned by his wife, 1,400 shares owned by a privately held family corporation and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Burdette, 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Durand, 110 shares owned by his wife, 290 shares owned by his son and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Holle, 17,947 shares held for his account under the Bank's Profit Sharing Thrift Plan and 5,000 shares which he may acquire upon the exercise of stock options; with regard to Mr. Linch, 5,750 shares which he may acquire upon the exercise of stock options; and with regard to Mr. Rudd, 9,253 shares held for his account under the Bank's Profit Sharing Thrift Plan and 3,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Smith, 750 shares owned jointly with his wife and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Stewart, 10 shares held as custodian for his minor grandson and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Dr. Teaver, 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Walters, 27,800 shares owned jointly with his wife, 28,000 shares owned by his wife, 281 shares held by Mr. Walters as custodian for his minor grandson and 5,750 shares which he may acquire upon the exercise of stock options.

     (3) J. Daniel Speight, Jr. and Patti S. Davis are first cousins.

     (4) Upon consummation of the merger of Middle Georgia with and into the Company (the "Middle Georgia Merger") on March 31, 1998, Mr. Speight beneficially owned 565,062 shares of Company Common Stock, including 4,914 shares in a self-directed IRA, and 560,148 shares held by certain shareholders of the Company, all of whom are members of the Speight family (the "Speight Family"), who have executed a Shareholder Agreement dated December 23, 1992 (the "Shareholder Agreement"), which provides that all shares subject to the terms and conditions of the Shareholder Agreement are to be voted by the Voting Committee as set forth in the Shareholder Agreement (the "Speight Family Voting Committee"). The shares subject to the Shareholder Agreement include 100,800 shares in the name of Mr. Speight, 1,118 shares in the name of Mr. Speight as custodian for J. Daniel Speight, III, 315 shares in the name of Mr. Speight as custodian for Alexander W. Speight, 1,575 shares in the name of Mr. Speight as Trustee for Patricia Ruth Davis and 23,278 shares in the name of Sp8Co, Inc. Mr. Speight disclaims beneficial ownership as to 459,348 shares under the Shareholder Agreement. The members of the Speight Family Voting Committee also hold 8,347 shares that are not subject to the Shareholder Agreement.

     (5) Upon consummation of the Middle Georgia Merger on March 31, 1998, Ms. Davis beneficially owned 562,857 shares of Company Common Stock, including 2,709 shares in a self-directed IRA and 560,148 shares held by the Speight Family under the Shareholder Agreement. The shares subject to the Shareholder Agreement include 72,686 shares held in Ms. Davis' name and 5,244 shares held in the name of Speight Futures, Inc. Ms. Davis disclaims beneficial ownership as to 487,462 shares under the Shareholder Agreement.

     (6) Upon consummation of the Middle Georgia Merger on March 31, 1998, Mr. Johnson beneficially owned 96,736 shares of Company Common Stock, including 38,918 shares held in Mr. Johnson's name, 1,811 shares held in the name of Catherine Johnson, as to which Mr. Johnson disclaims beneficial ownership, and 56,007 shares held in the name of McCranie Companies Profit Sharing Plan.

     Pursuant to the Agreement and Plan of Merger, dated February 12, 1998, by and between the Company and Three Rivers Bancshares, Inc. ("Three Rivers"), the Company has agreed, upon consummation of the merger of Three Rivers with and into the Company (the "Three Rivers Merger"), to appoint J. Preston Martin, to the Board of the Company. Mr. Martin has served as the President of Three Rivers since 1986 and has served as the President of Bank of Milan, Three Rivers' wholly-owned banking subsidiary, since 1997. Mr. Martin also owns 50% of Wheeler County Finance, a small loan company located in Alamo, Georgia. Upon consummation of the Three Rivers Merger, which is expected to close in the second quarter of 1998, it is expected that Mr. Martin would beneficially own approximately 206,400 shares of Company Common Stock. Mr. Martin is 44.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, an Employee Benefits and Compensation Committee, and an Executive Committee. During 1997, the Board of Directors held 15 meetings, the Audit Committee held 4 meetings, the Employee Benefits and Compensation Committee held 4 meetings, and the Executive Committee held 12 meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he or she is a member.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of H. Speer Burdette, III, Fred A. Durand, III, and Kelly
R. Linch.

     The Employee Benefits and Compensation Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. The Employee Benefits and Compensation Committee is composed of Dr. A. Glenn Bailey, Fred A. Durand, III, and Kelly R. Linch.

     The Executive Committee is authorized, within certain limitations, to exercise all of the authority of the Board of Directors during the interval between Board meetings. Among other functions, the Executive Committee reviews, on a monthly basis, the reports on the loans made and on savings activities during the preceding month. The Executive Committee also reviews and ratifies any investments made by the Company. The Executive Committee consists of Dr. A. Glenn Bailey, John S. Holle, John W. Stewart, Jr. and Robert W. Walters.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 2.14 of the Bylaws of the Company. See "Shareholders' Proposals for 1999 Annual Meeting" below.

Director Compensation

     Directors who are not employees of the Company or the Bank receive a fee of $500 per Board meeting if in attendance. Members of the Executive Committee who are not employees also receive a fee of $200 per committee meeting if in attendance, and members of other Board committees who are not employees receive a fee of $100 per committee meeting if in attendance. Additionally, a Loan Committee meeting is held weekly among loan origination personnel, with one director in attendance at each such meeting. Directors who are not employees receive a fee of $50 per Loan Committee meeting which they attend. Each non-employee director is permitted one paid absence from meetings of the full Board and from meetings of each committee of which he is a member. Directors who are employees of the Company or the Bank receive no directors' fees. The Company paid a total of $85,250 in directors' fees in 1997.

     Pursuant to the Company's 1994 Directors Stock Incentive Plan (the "DSIP") the Company granted options in March 1994 for the purchase of 5,000 shares of Common Stock to each of the eight directors who were not employees of the Company or any of its subsidiaries on the date of grant. Similarly, the DSIP provides that each person who thereafter becomes a director of the Company and who is not an employee of the Company or any of its subsidiaries will be granted an option for the purchase of 5,000 shares of Common Stock upon the commencement of his or her service as a director. Additionally, the DSIP provides that as of each March 1st, starting at March 1, 1995 and ending on March 1, 2004, the non-employee directors as a group on each such date will be entitled to receive options for the purchase of 6,000 shares of Common Stock which shall be divided equally among them, but only if the Company's book value as of the December 31st immediately preceding such March 1st equals or exceeds 106% of the Company's book value as of the prior December 31st. In accordance with the DSIP, options for the purchase of 750 shares were granted to each of the eight non-employee directors as of March 1, 1998. Further, since a "change of control" of the Company (as defined in the DSIP) occurred on March 31, 1998 upon the closing of the Middle Georgia Merger, all of the options that remained under the DSIP at that time (48,625 shares) were granted to and divided equally among all of the non-employee directors as of the date immediately preceding the "change of control." All options were granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant, vested immediately upon granting and expire ten years from the date of grant.

     Effective as of February 3, 1995, the Bank established an indexed retirement plan (the "Retirement Plan") to provide retirement benefits to the directors (as well as a similar plan for certain executive officers). The index used by the Retirement Plan is the earnings on life insurance policies purchased on the directors' lives. The Bank retains the tax-free build-up of cash surrender value in the policies up to the after-tax opportunity costs for premiums paid on the policies. Any remaining earnings from the policies are accrued to deferred compensation liability accounts for the directors. The earnings in a director's account are payable in ten annual installments commencing 30 days following the director's retirement as a director. No amounts had been accrued for the benefit of any director (or any executive officer) as of December 31, 1997.

Additional Information

     For  additional  information  that should be considered  with regard to the
election  of  directors,   see  "Executive   Compensation"  and  "Section  16(a)
Beneficial Ownership Reporting" below.

                             EXECUTIVE COMPENSATION

Summary of Compensation

     The following table summarizes by various categories, for the fiscal years ended December 31, 1997, 1996, and 1995, the total compensation earned by each of the Company's executive officers whose total salary and bonus for 1997 exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

                                                             Long-Term
                                 Annual Compensation(1)     Compensation
                                 ----------------------     ------------
Name and                                                Securities Underlying      All Other
Principal Position       Year     Salary($) Bonus($)     Options(#of shares)   Compensation($)(2)
------------------       ----     ------------------     -------------------   ------------------
John S. Holle            1997     $144,200  $8,750             5,000                $16,348
Chairman of the Board,   1996      140,000       0                 0                 15,902
President, and           1995      128,500  38,550                 0                 16,334
Chief Executive Officer of
 the Company and the Bank

Ellison C. Rudd          1997     $103,000  $6,250             3,750                $12,275
Executive Vice President,1996      100,000       0                 0                 13,911
Chief Financial Officer, 1995       87,500  21,875                 0                 11,692
and Treasurer of the
Company and the Bank

___________________

     (1) Excludes any perquisites and other personal benefits received, the total value of which did not exceed 10% of Mr. Holle's and Mr. Rudd's total annual salary and bonus, respectively. See also "Employment Agreements" below.

     (2) For 1997, 1996 and 1995, respectively, the amounts shown consist of the aggregate contributions made by the Bank on behalf of Mr. Holle and Mr. Rudd pursuant to the Bank's Profit Sharing Thrift Plan and the Bank's
     Section  401(k)  Plan  ($13,734,  $13,809  and  $14,462  for Mr.  Holle and
     $11,389, $13,434 and $11,315 for Mr. Rudd) and insurance premiums paid by the Bank in connection with term life insurance policies payable to the estates of Mr. Holle and Mr. Rudd ($2,614, $2,093, and $1,872 for Mr. Holle and $886, $477, and $377 for Mr. Rudd).

                        Option Grants in Last Fiscal Year

     The following table provides details regarding stock options granted to the Named Executive Officers in 1997.

                            Individual Option Grants


                Securities       % of Total
                Underlying     Options Granted    Exercise
                  Options      to Employees in     or Base
  Name         Granted(#)(1)    Fiscal Year(%)   Price($/Sh)(2)  Expiration Date
  ----         -------------    --------------   --------------  ---------------

John S. Holle     5,000            18.69%           $11.25           1/16/07
Ellison C. Rudd   3,750            14.02%           $11.25           1/16/07
___________________

     (1) All of the options were granted under the Company's 1994 Employee Stock Incentive Plan (the "ESIP") and are currently exercisable.

     (2) The exercise price may be paid by delivery of already-owned shares, and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

     The following table shows the number of shares underlying stock options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock. No stock options were exercised by the Named Executive Officers in 1997. Number of Securities



                                                    Underlying                 Value of Unexercised
                   Shares                      Unexercised Options             In-the-Money Options
                 Acquired on      Value        at Fiscal Year-End(#)           at Fiscal Year-End($)
    Name         Exercise(#)   Realized($)   Exercisable  Unexercisable     Exercisable  Unexercisable
    ----         -----------   -----------   -----------  -------------     -----------  -------------
John S. Holle         -            -            5,000           -            $51,250.00        -

Ellison C. Rudd       -            -            3,750           -            $38,437.50        -


Employment Agreements

     The Bank entered into employment agreements with John S. Holle, effective as of January 1, 1993, and with Ellison C. Rudd, effective as of January 1, 1995 (the "Pre-Merger Employment Agreements"). Each of the Pre-Merger Employment Agreements provided for an initial term of three years, which three-year term was automatically extended each year for one additional year (subject to approval thereof by the Board of Directors each year) until one party notified the other to the contrary. The Pre-Merger Employment Agreements provided for an annual salary which was reviewed at least annually by the Board of Directors of the Bank and could have been increased at its discretion, and annual bonuses which could have been granted at the discretion of the Board (but not to exceed the employee's then-current annual salary) based on the operations of the Bank during the prior fiscal year, the employee's contribution thereto and such other factors as the Board of Directors in its discretion determined. Information regarding the annual salary and bonus paid to Mr. Holle and Mr. Rudd for 1997 pursuant to the Pre-Merger Employment Agreements is set forth in the Summary Compensation Table above. The Pre-Merger Employment Agreements provided that the employee was to be entitled to the use of an automobile, reimbursement of club fees and dues, and participation in all group employee benefit plans for which executives of the Bank were or may have been eligible. Further, the Pre-Merger Employment Agreements provided for the payment of full compensation to the employee for up to 12 months in the event of his complete disability (as defined in the Pre-Merger Employment Agreements) and disability payments thereafter in accordance with the Bank's general disability policy.

     The Pre-Merger Employment Agreements also provided that in the event employment was terminated by the Bank for any reason other than "cause," except after a "change of control" (as those terms were defined in the Pre-Merger Employment Agreements), the employee would have been entitled to receive each month through the remaining term of the Pre-Merger Employment Agreement the monthly salary paid to him under the Pre-Merger Employment Agreement during the immediately preceding year, as well as a severance payment, payable as soon as practicable after the termination date, equal to the difference between three times his average annual salary (based on the most recent five taxable years) immediately prior to the termination date and the total amount that he was entitled to receive under this provision for the remaining term of the Pre-Merger Employment Agreements. A "change of control" was deemed to have occurred if, at any time during the period of employment, more than 25% of the outstanding Common Stock of the Company, or the equivalent in voting power of any class or classes of outstanding securities of the Company ordinarily entitled to vote in elections of directors, was acquired by any other corporation or other person or group. In the event employment was terminated after a change of control for any reason other than cause, or the employee's present responsibilities, authority, capacity, circumstances, compensation or benefits were changed without his written consent following a change of control, the employee would have been entitled to receive, in lieu of his salary and any bonus for the remaining employment term, a lump sum equal to (i) the present value of the salary and bonus that he would have been entitled to receive for the remaining employment term (but for the termination) plus (ii) the difference between three times his average annual salary (based on the most recent five taxable years) immediately prior to the event of termination and the amount of salary and bonus that he would have been entitled to receive (but for the termination) for the remaining employment term; but in no event would such lump sum payment exceed the present value of three times his average compensation for the preceding five years, less $1.00. Additionally, the employee and his dependents would have continued for a period of three years to be covered under all employee benefit plans of the Bank.

     The Pre-Merger Employment Agreements were terminated by Messrs. Holle and Rudd in March of 1998 in connection with the Middle Georgia Merger. At that time, the Company entered into several new employment agreements with Patti S. Davis, John S. Holle, Ellison C. Rudd, and J. Daniel Speight, Jr. (the "Post-Merger Employment Agreements"). The Post-Merger Employment Agreements contain terms that are similar to those of the Pre-Merger Employment Agreements.

Pension Plan

     The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") for the benefit of substantially all employees of the Bank. The amounts of the Bank's contributions to the Pension Plan are determined on an actuarial basis to provide benefits to each participant based on (i) his or her highest average compensation earned during any consecutive five-calendar-year period and (ii) his or her years of service to normal retirement date. The following table sets forth the estimated annual pension benefits payable under the Pension Plan to employees in the specified compensation and period-of-service classifications, assuming (i) normal retirement at age 65 as of January 1, 1997 and (ii) a benefit payment in the form of a life annuity.

                               Pension Plan Table

 Average Annual                Estimated Annual Retirement Benefits(1)
 Compensation                      for Years of Service Indicated(2)
----------------- --------------------------------------------------------------

                      15           20           25           30          35

 $ 125,000        $ 27,363    $  36,484     $ 43,104     $ 49,725    $ 56,346
   150,000          33,363       44,484       52,604       60,725      68,846
   175,000+         35,763       47,684       56,404       65,125      73,846
_________________

     (1) The retirement benefits shown in the table are payable as a life annuity with 60 months guaranteed. The current Pension Plan formula is 1% of final five year average compensation for the first 20 years of credited service, plus 0.6% of final five year average compensation for the next 15 years of credited service, plus 0.6% of final five year average compensation in excess of Social Security Covered Compensation for the first 35 years of credited service. For a person retiring at age 65 in 1997, Social Security Covered Compensation is equal to $29,304. The total compensation covered by the Pension Plan at January 1, 1997, the most recent valuation date, was $2,714,270, of which $181,042 was attributable to Mr. Holle and $125,283 was attributable to Mr. Rudd. The amount of the Bank's contributions to the Pension Plan for the accounts of Mr. Holle and Mr. Rudd in 1997 was $11,314 and $3,255, respectively.

     (2) As of January 1, 1997, Mr. Holle had 24.6 years of credited service, and Mr. Rudd had 7.00 years of credited service.

Loans to Management

     Directors, executive officers and principal shareholders of the Company and the Bank and their associates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectibility or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1997, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $1,547,000, which represented 7.40% of the total equity capital of the Bank as of such date.

     None of the Bank's loans outstanding at any time during or subsequent to 1997 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder, require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of such stock are required by applicable regulations to furnish the Company with copies of all
Section 16(a) reports they filed. To the Company's knowledge, no person beneficially owned more than 10% of the Company's Common Stock during 1997. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1997, all of its directors and executive officers complied with applicable Section 16(a) filing requirements.

                                   PROPOSAL 2

                      APPROVAL OF PROPOSED AMENDMENT TO THE
                       1994 EMPLOYEES STOCK INCENTIVE PLAN

     The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, an amendment to the FLAG Financial Corporation 1994 Employees Stock Incentive Plan (the "ESIP"). If approved by the shareholders, the proposed amendment to the ESIP will be effective as of March 30, 1998.

     The ESIP is intended to further the growth and development of the Company by allowing certain employees of the Company (or any parent or subsidiary companies) to obtain a proprietary interest in the Company through the grant or purchase of Company Stock. The Company believes that the ESIP aids in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company.

     The following is a summary of the ESIP and the proposed amendment thereto to increase from 201,250 to 350,000 the number of shares of Company Common Stock authorized to be issued upon exercise or grant of Stock Rights under the ESIP and to provide that the maximum number of shares of Common Stock with respect to one or more options that may be granted during any one calendar year under the ESIP to any one participant is 100,000 shares. In 1997, the Board of Directors also amended the ESIP to update it in accordance with recent changes to the rules and regulations under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to make certain other changes, including, without limitation, (i) to provide the Board the flexibility to permit the transfer of options on a case-by-case basis, as described below, (ii) to permit the grant of options that are not immediately vested upon grant, (iii) to eliminate the requirement that the optionee sign an option agreement in every case, and (iv) to eliminate the six-month holding period formerly required by Rule 16b-3 under the 1934 Act. Such amendments did not require, and the Board did not seek, shareholder approval.

     The following summary of the principal features and effects of the ESIP does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the ESIP. A copy of the full text of the ESIP, as proposed to be amended, will be furnished to any shareholder upon written request made to the Secretary of the Company.

Types of Awards

     Incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), and restricted stock awards may be granted under the ESIP (collectively, "Stock Rights").

Administration

     The ESIP is administered by a committee consisting of two or more individuals appointed by the Board of Directors of the Company from among its members (the "ESIP Committee"). Each member of the ESIP Committee must be (i) an "outside director" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and (ii) a "non-employee director" within the meaning of Rule 16b-3 of the 1934 Act, or any successor provision. The Board from time to time may remove members from, or add members to, the ESIP Committee, and vacancies will be filled by the Board.

     The ESIP Committee has authority (i) to determine the individuals to whom Stock Rights will be granted from among those individuals who are eligible, as well as the terms of Stock Rights and the number of shares of Common Stock in connection with such Stock Rights, (ii) to determine whether an option will constitute an ISO intended to qualify under Section 422 of the Code or an NQSO, and (iii) to interpret the provisions of, and prescribe, amend and rescind any rules and regulations relating to, the ESIP.

Eligibility and Grants of Stock Rights

     Under the terms of the ESIP, all employees of the Company (and any parent or subsidiary corporations), including such employees who are also members of the Board (or of the board of directors of a parent or subsidiary corporation) are eligible for consideration for the granting of Stock Rights by the ESIP Committee. As of March 31, 1998 there were approximately 200 employees of the Company and the Bank, all of whom are eligible to participate in the ESIP.

Shares Available

     The maximum number of shares of Common Stock with respect to which Stock Rights may be granted under the ESIP currently is 201,250. If the proposed amendment is approved by the shareholders at the Annual Meeting, such number will be increased to 350,000, and the maximum number of shares of Common Stock with respect to one or more options that may be granted during any one calendar year under the ESIP to any one participant will be 100,000 shares. If any Stock Right terminates or is canceled for any reason without having been exercised or vested in full, the shares of Common Stock not issued will then become available for additional grants of Stock Rights under the ESIP.

Terms of Options

     Option Price. The purchase price of the Company Stock underlying each option granted under the ESIP will be the fair market value of the Company Stock on the date the option is granted, unless otherwise determined by the ESIP Committee. However, the option price for ISOs may not be less than 100% (110% for shares subject to an optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any parent or subsidiary corporation of the Company) of the fair market value of Company Stock on the date the ISO is granted.

     Vesting. Each agreement evidencing an option granted under the ESIP must state the terms and conditions upon which the option will vest and become exercisable, as determined by the ESIP Committee.

     Term and Exercise of Options. Each option granted under the ESIP may be exercised on such dates, during such periods and for such number of shares as determined by the ESIP Committee and as specified in each option agreement. The term of any option will be determined by the ESIP Committee, but the term may not exceed 10 years from the date of grant (or 5 years in the case of ISOs granted to optionees who own more than 10% of the total combined voting power of all classes of stock of either the Company or any parent or subsidiary corporation of the Company). No option may be granted under the ESIP after March 16, 2004, 10 years after the ESIP was originally adopted by the Board. An option granted under the ESIP may be exercised for less than the full number of shares of Company Stock subject to such option, provided that no option may be exercised for less than (i) 100 shares or (ii) the total remaining shares subject to the option, if less than 100 shares. Upon exercise of an option, an option holder must pay for the Company Stock subject to the exercise. Payment may be made in cash, in property, in Company Stock (including the retention by the Company of optional shares of Company Stock with a fair market value equal to the exercise price), by performance of services (if acceptable to the ESIP Committee and allowed under applicable law), or by a combination of the foregoing.

     Transfers. No option granted under the ESIP is assignable or transferable by the optionee except by will or the laws of descent and distribution;
provided, however, that the ESIP Committee may (but need not) permit other transfers where the ESIP Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an ISO to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable options. During the lifetime of an optionee, the option shall be exercisable only by the optionee or such permitted transferee (unless such person is incapacitated and unable to exercise options). To the extent that an option has not been distributed to the person acquiring the option after the death of the optionee by bequest or inheritance, the option may be exercised by the executor or administrator of the optionee's estate.

     Termination of Employment. Vested ISOs must be exercised within the earlier of: (i) three months after an employee optionee ceases to be in the employ of the Company or any parent or subsidiary for any reason other than death or disability; (ii) the expiration date of the option; (iii) immediately upon termination of employment with the Company or a parent or subsidiary for cause;
(iv) one year after termination of employment with the Company or a parent or subsidiary because of disability unless the optionee dies within this one year period; or (v) one year after the death of an optionee who dies (a) while in the employ of the Company or a parent or subsidiary, (b) within three months after termination of employment with the Company or a parent or subsidiary, or (c) within one year after employment with the Company or a parent or subsidiary terminated due to disability. However, the ESIP Committee may provide different exercise expiration periods with respect to NQSOs granted under the ESIP.

Terms of Restricted Stock

     Vesting. Restricted stock granted under the ESIP shall be subject to such restrictions as the ESIP Committee shall determine and shall be subject to forfeiture by the recipient until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited.

     Transfers. The ESIP does not permit a recipient to sell, assign or otherwise transfer restricted stock prior to the time all restrictions have lapsed or are satisfied except in the event of death (if death does not result in forfeiture of the restricted stock). See "Termination of Employment" below. Termination of Employment. Generally, the termination of the recipient's employment with the Company or any subsidiary for any reason (other than a "change of control" of the Company or its affiliates, as defined in the ESIP) will result in forfeiture of any restricted stock for which the restrictions have not lapsed, although the ESIP Committee may provide otherwise.

Amendment and Termination

     The Board may amend or terminate the ESIP at any time, provided that (i) no amendment may be effected without the approval of the option holders or restricted stock recipients if such amendment would affect in any way the rights of such option holders or restricted stock recipients under the ESIP, and
(ii) no amendment may be effected without the approval of the shareholders of the Company if (1) the amendment would cause the applicable portions of the ESIP to fail to qualify as an "incentive stock option plan" pursuant to Section 422 of the Code, (2) the amendment would materially increase the benefits accruing to participants under the ESIP, (3) the amendment would materially increase the number of securities which may be issued under the ESIP, (4) the amendment would materially modify the requirements as to eligibility for participation in the ESIP, or (5) the amendment would modify the material terms of the ESIP within the meaning of regulations under Section 162(m) of the Code.

     The ESIP will terminate on the later of (i) the complete exercise or lapse of the last outstanding Stock Right granted under the ESIP, or (ii) the last date upon which options may be granted under the ESIP (March 16, 2004), subject to its earlier termination by the Board at any time.

Reload Options

     All options granted under the ESIP shall be accompanied by a reload option. A reload option is an option that is granted to an optionee who pays for exercise of all or part of an option with shares of Company Stock and is for the same number of shares as is exchanged in payment for the exercise of the option. The reload option is granted as of the date of the payment made in shares of Company Stock and is subject to all of the same terms and conditions as the original option which was exercised, except that the exercise price for each share of Company Stock subject to the reload option shall be the fair market value of such a share on the date the reload option is granted and the term of any reload option shall not extend beyond the original term of the option with respect to which such reload option was granted. An optionee who pays for the exercise of a reload option with shares of Company Stock is entitled to a successive reload option. For purposes of granting reload options, the retention of optioned shares by the Company shall be treated as a payment for exercise with shares of Company Stock.

Adjustments

     In the event of changes in the number of outstanding shares of Company Stock by reason of stock dividends, splits or recapitalizations, an appropriate and equitable and adjustment will be made by the ESIP Committee to the number and kind of shares subject to Stock Rights, and to the number and kind of shares remaining available for issuance pursuant to Stock Rights, granted under the ESIP.

     Additionally, in the event that the Company is involved in a reorganization involving a merger, consolidation, transfer of Company Stock or transfer of the assets of the Company, the ESIP Committee may, in its discretion, declare that
(i) outstanding options are nonforfeitable and exercisable; (ii) outstanding options apply to the securities of the resulting corporation; and/or (iii) outstanding options are nonforfeitable and are to be terminated after giving at least 30 days' notice to the option holders. If the Company is dissolved, all of the rights of all optionees will become immediately nonforfeitable and exercisable through the date of dissolution.

Federal Income Tax Consequences

     The Company intends that part of the ESIP qualify as an incentive stock option plan and that any option granted in accordance with such portion of the ESIP qualify as an ISO, all within the meaning of Section 422 of the Code. The tax effects of any other stock option granted under the ESIP shall be determined under Section 83 of the Code. The following is a brief description of the consequences under the Code of the receipt or exercise of Stock Rights.

     ISOs. An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. An option holder will recognize income when he or she sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Company Stock pursuant to the exercise of the ISO.

     If an option holder disposes of the Company Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

     For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described in the immediately preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of an NQSO or on the open market, he or she generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option's exercise) is considered exchanged under Section 1036 of the Code and the rulings thereunder; these new shares receive the same holding period and the same basis that the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder's holding period with respect to such shares commences upon exercise.

     An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Company Stock subject to ISOs which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to an NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

     Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO (as described in the preceding paragraphs), the amount by which the fair market value of a share of the Company Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder's alternative minimum taxable income and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

     There will be no tax consequences to the Company upon the issuance or, generally, upon the exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company will have a deduction in the same amount.

     NQSOs. Neither the Company nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

     If an option holder exercises an NQSO by paying the option price with previously acquired Company stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

     The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares, and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

     Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock.

     A holder of restricted stock may elect instead to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. Any such election must be made within 30 days after the transfer of the restricted stock to the holder. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his election.

     Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any taxable year of the Company, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally the chief executive officer of the Company and the four highest compensated officers of the Company whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to certain compensation that is performance-based.

     Generally, compensation attributable to a stock option or a stock appreciation right will satisfy the limitation exception for performance-based compensation if the grant or award is made by a "compensation committee" (a committee composed of "outside" directors), the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee, and, under the terms of the option or right, the amount of compensation the employee could received is based solely on an increase in the value of the stock after the date of the grant or award. Non-discounted stock options granted under the ESIP are intended to satisfy these requirements for deductibility.

     ERISA. The ESIP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The ESIP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Code.

Benefits to Named Executive Officers and Others

     As of December 31, 1997, stock options had been granted under the ESIP to the persons and groups shown in the table below. No grants of restricted stock are outstanding under the ESIP. The ESIP Committee has not yet made any determination as to which eligible participants will be granted Stock Rights under the ESIP in the future. Consequently, it is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such persons or groups pursuant to the ESIP.

--------------------------------------------------------------------------------
                                             1994 Employees Stock Incentive Plan
--------------------------------------------------------------------------------
              Name and Position                Dollar Value($) Number of Options
---------------------------------------------- --------------- -----------------
                John S. Holle
Chairman, President and Chief Executive Officer    $56,250          5,000
---------------------------------------------- --------------- -----------------
              Ellison C. Rudd
Senior Vice President, Chief Financial Officer
                and Treasurer                      $42,188          3,750
---------------------------------------------- --------------- -----------------
  Each Other Person having 5% or more of the Outstanding Options under the ESIP

             Raymond C. Smith
   Senior Vice President, Human Resources          $28,125          2,500

              Lee W. Washam
           Senior Vice President                   $28,125          2,500

              Mary E. Winks
    Senior Vice President, Retail Banking
              and Marketing                        $28,125          2,500
---------------------------------------------- --------------- -----------------
      All Executive Officers as a Group           $182,813         16,250
---------------------------------------------- --------------- -----------------
    All Non-Executive Directors as a Group            $0               0
---------------------------------------------- --------------- -----------------
All Non-Executive Officer Employees as a Group    $121,500         10,500
---------------------------------------------- --------------- -----------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S 1994 EMPLOYEES STOCK INCENTIVE PLAN.

                    PROPOSAL 3 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1998 and has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. Porter Keadle Moore, LLP is being appointed as the Company's independent accountants for the second time and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

     The firm of Robinson, Grimes & Company, P.C. served as independent accountants of the Company from 1968 until 1996. On February 20, 1997, the Company engaged Porter Keadle Moore, LLP as independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1997 and elected not to renew the engagement of Robinson, Grimes & Company, P.C. No adverse opinions or disclaimers of opinion were given by Robinson, Grimes & Company, P.C. during the fiscal years ended December 31, 1995 and 1996, nor were any of their opinions qualified as to uncertainty, audit scope, or accounting principle, during the time Robinson, Grimes & Company was engaged. There were no disagreements or reportable events of any nature between the Company and Robinson, Grimes & Company, P.C. during the fiscal years ended December 31, 1995, 1996, and the subsequent interim period through February 20, 1997 as described in Items 304(a) (1) (iv) and (v) of Regulation S-K. The decision was approved by the Company's Audit Committee and Board of Directors.

     Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1998.

                             PRINCIPAL SHAREHOLDERS

     There were no shareholders of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the Company's Common Stock as of December 31, 1997. The following lists each shareholder of record that directly or indirectly owned, controlled, or held with power to vote 5% or more of the 3,049,274 outstanding shares of the Company's Common Stock as of the consummation of the Middle Georgia Merger on March 31, 1998.

------------------------------------- ---------------------- -------------------
            Name and Address             Number of Shares    Percentage of Class
------------------------------------- ---------------------- -------------------
Wendell S. Dunaway                          173,155(1)             5.68%
P.O. Box 647
Hawkinsville, GA  31035
------------------------------------- ---------------------- -------------------
Speight Family Voting Committee             560,148(2)            18.37%
(consisting of: J. Daniel Speight,Jr.,
Michael C. Speight, Ann S. Mixon,
Charles G. Speight, Jr., David Speight
and Patti S. Davis)
------------------------------------- ---------------------- -------------------

     (1) Includes 172,557 shares in the name of Mr. Dunaway and 598 shares in the name of Dunaway Brothers, Inc.

     (2) The members of the Speight Family Voting Committee also hold 8,347 shares that are not subject to the Shareholder Agreement.

                 SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Director nominations and other proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in Sections 2.14 and 1.1, respectively, of the Bylaws of the Company and in accordance with applicable rules of the Securities and Exchange Commission. The effect of these provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company on or before December 12, 1998 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 1999 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to Patti S. Davis, Secretary of the Company, at 101 North Greenwood Street, LaGrange, Georgia 30240. A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.
                                    By Order of the Board of Directors.

                                    /s/ Patti S. Davis

                                    Patti S. Davis
                                    Secretary


LaGrange, Georgia
April 10, 1998

                                   ___________

     The Company's 1997 Annual Report, which includes audited financial statements, has been mailed to shareholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies